Summary Prospectus November 1, 2015

Franklin U.S. Government
Money Fund

(formerly, Franklin Money Fund)

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated November 1, 2015, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Class A	Class R6
FMFXX	FRRXX

Investment Goal

To provide investors with as high a level of current income as is consistent with the preservation of shareholders’ capital and liquidity. The Fund also tries to maintain a stable $1.00 share price.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class R6
Management fees	0.15%	0.15%
Other expenses	0.43%	0.32%
Total annual Fund operating expenses[1]	0.58%	0.47%

1. The fees and expenses shown in the table and included in the example below reflect the fees and expenses of both the Fund and The U.S. Government Money Market Portfolio, in which the Fund invests substantially all of its assets in order to pursue its investment goal.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 59	$ 186	$ 324	$ 726
Class R6	$ 48	$ 151	$ 263	$ 591

Principal Investment Strategies

The Fund is a "feeder fund" that invests, through The U.S. Government Money Market Portfolio, at least 99.5% of its total assets in Government securities, cash and repurchase agreements collateralized fully by Government securities or cash. For purposes of this policy, “Government securities” means any securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States; or any certificate of deposit for any of the foregoing. The Fund intends to be a “Government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940. Shareholders will be given at least 60 days’ advance notice of any change to the 99.5% policy.

The Fund uses the amortized cost method of valuation to seek to maintain a stable $1.00 share price and does not currently intend to impose liquidity fees or redemption gates on Fund redemptions. Please note, however, that the Board may reserve the ability to subject the Fund to a liquidity fee and/or redemption gate in the future, after providing prior notice to shareholders.

Government agency or instrumentality issues have different levels of credit support. U.S. government-sponsored entities, such as Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), may be chartered by Acts of Congress, but their securities are neither issued or guaranteed by the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, no assurance can be given that the U.S. government will continue to do so. Accordingly, securities issued by Fannie Mae and Freddie Mac may involve a risk of non-payment of principal and interest. Investors should remember that guarantees of timely repayment of principal and interest do not apply to the market prices and yields of the securities or to the net asset value or performance of the Fund, which will vary with changes in interest rates and other market conditions.

Unless the context otherwise requires, references to the Fund's investments below refer to those investments of the Portfolio to which the Fund is exposed and references to the investment manager refer to the Portfolio's investment manager.

The Fund invests in:

U.S. government securities which may include fixed, floating and variable rate securities.

Repurchase agreements which are agreements by the Fund to buy Government securities and then to sell the securities back on an agreed upon date (generally, less than seven days) at a higher price, which reflects prevailing short-term interest rates.

Portfolio maturity and quality The Fund only buys securities that the investment manager determines present minimal credit risks. The Fund maintains a dollar-weighted average portfolio maturity of 60 days or less, and maintains a dollar-weighted average life for its portfolio of 120 days or less, and only buys securities that mature in 397 calendar days or less.

Principal Risks

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Unless the context otherwise requires, references to the Fund's investments below refer to those investments of the Portfolio to which the Fund is exposed and references to the investment manager refer to the Portfolio's investment manager.

Interest Rate   When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of bonds. In general, securities with longer maturities and durations are more sensitive to these interest rate changes. The Fund’s yield will vary. A sharp and unexpected rise in interest rates could cause the Fund’s share price to drop below a dollar. A low interest rate environment may prevent the Fund from providing a positive yield or paying Fund expenses out of current income and could impair the Fund’s ability to maintain a stable net asset value.

Credit   U.S. government investments generally have the least credit risk but are not completely free of credit risk. The Fund may incur losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do. Any downgrade of securities issued by the U.S. government may result in a downgrade of securities issued by its agencies or instrumentalities.

Income   Since the Fund can only distribute what it earns, the Fund’s distributions to shareholders may decline when interest rates fall. Because the Fund limits its investments to high-quality, short-term securities, its portfolio generally will earn lower yields than a portfolio with lower-quality, longer-term securities subject to more risk.

U.S. Government Securities   Not all obligations of the U.S. Government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. Government or its agencies or instrumentalities of a security held by the Fund does not apply to the market value of such security or to shares of the Fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.

Repurchase Agreements   A repurchase agreement exposes the Fund to the risk that the party that sells the securities may default on its obligation to repurchase them.

Risk Associated with the Fund Holding Cash   Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund's performance.

Master/Feeder Structure   The Fund seeks to achieve its investment goal by investing all of its assets in shares of the Portfolio. The Portfolio has the same investment goal and policies as the Fund. The Fund buys shares of the Portfolio at net asset value. An investment in the Fund is an indirect investment in the Portfolio. It is possible that the Fund may have to withdraw its investment in the Portfolio if the Portfolio changes its investment goal or if the Fund’s board of trustees, at any time, considers it to be in the Fund’s best interest.

Management   The Fund is subject to management risk because it is exposed to an actively managed investment portfolio. The Portfolio's investment manager applies investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for shares of the Fund. The table shows the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Annual Total Returns

Best Quarter:	Q3'07	1.19%
Worst Quarter:	Q4'14	0.00%
As of September 30, 2015, the Fund's year-to-date return was 0.00%.

Average Annual Total Returns

For the periods ended December 31, 2014

	1 Year	5 Years	10 Years
Franklin U.S. Government Money Fund - Class A	0.00%	0.00%	1.37%
Franklin U.S. Government Money Fund - Class R6	0.00%	0.00%[1]	—

1. Since inception May 1, 2013.

To obtain the Fund's current yield information, please call
(800) DIAL BEN/342-5236.

Investment Manager

Franklin Advisers, Inc. (Advisers) (Portfolio's investment manager)

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 33030, St.Petersburg, FL 33733-8030), or by telephone at (800) 632-2301. For Class A, the minimum initial purchase for most accounts is $1,000 (or $50 under an automatic investment plan). Class R6 is only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Class R6" in the Fund's prospectus.

Taxes

The Fund's distributions are generally taxable to you as ordinary income, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin Templeton Distributors, Inc. One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Franklin U.S. Government Money Fund

Investment Company Act file #811-02605
© 2015 Franklin Templeton Investments. All rights reserved.
111 PSUM 11/15	00070455